                                                                   EXHIBIT 10.2


NEITHER THIS OPTION NOR THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAW (THE "LAW"), AND THIS OPTION HAS BEEN, AND THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF WILL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SUCH SALE OR OTHER DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER THE LAW RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO INTERAMERICAS COMMUNICATIONS CORPORATION AND ITS COUNSEL, THAT SAID REGISTRATION AND QUALIFICATIONS ARE NOT REQUIRED UNDER THE ACT AND LAW, RESPECTIVELY.



                    INTERAMERICAS COMMUNICATIONS CORPORATION

                             STOCK OPTION AGREEMENT


         This stock option (the "OPTION" or the "AGREEMENT") is being granted pursuant to certain resolutions of the Board of Directors of InterAmericas Communications Corporation (the "COMPANY").

I.       NOTICE OF STOCK OPTION GRANT

         OPTIONEE:  Douglas G. Geib II


         The Optionee has been granted an option to purchase Common Stock of InterAmericas Communications Corporation (the "COMPANY"). This option shall be subject to the following terms and conditions:

         Date of Grant                               April 8, 1997

         Number of Shares Subject
           to Option                                 500,000

         Type of Option:                             Incentive Stock Option, as defined in Section 422 of the
                                                     Internal Revenue Code of 1986, as amended (the "CODE")
                                                     (subject to paragraph 9 hereof)

         Expiration Date:                            April 8, 2007, unless sooner terminated as set forth herein.

         Vesting Schedule:                           The Option may be exercised, in whole or in part, in
                                                     accordance with the following vesting schedule:

                                                     (i)      1/3 of the Option shall vest immediately upon the
                                                              signing of this Agreement,

                                                     (ii)     1/3 of the Option shall vest one year after the
                                                              signing of this Agreement,

                                                     (iii)    1/3 of the Option shall vest two years after the
                                                              singing of this Agreement.

         Exercise                                    Price: The exercise price (the "Exercise Price")
                                                     shall be equal to $2.437 per share of the Company's
                                                     Common Stock, representing the closing price of the
                                                     Company's Common Stock on the Nasdaq SmallCap Market
                                                     on April 10, 1997.



II.      AGREEMENT

         1. GRANT OF OPTION. The Company hereby grants to the Optionee named in the Notice of Stock Option Grant ("NOTICE OF GRANT") attached as Part I of this Agreement (the "OPTIONEE"), an option (the "OPTION") to purchase the number of shares ("SHARES") of the Company's Common Stock, par value $.001 per share ("COMMON STOCK"), as set forth in the Notice of Grant, at the Exercise Price per Share set forth in the Notice of Grant, subject to the terms and conditions set forth herein.

         2. EXERCISE OF OPTION.

                  (a) Rights to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule and Exercise Price set forth in the Notice of Grant and the applicable provisions of this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment relationship, the exercisability of the Option shall be governed by the applicable provisions of the Employment Agreement dated the date hereof between the Optionee and the Company (the "Employment Agreement").

                  (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "EXERCISE NOTICE"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "EXERCISED SHARES"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercise Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

                  (a)      Cash;

                  (b)      Check;

                  (c) In lieu of exercising this Option by delivery of cash or check, the Optionee may make a valid Option exercise by electing to receive Shares equal to the value of this Option (or the portion thereof being canceled) by surrendering this Option at the principal office of the Company together with the Exercise Notice (a "NET EXERCISE"), in which event the Company shall transfer to the Optionee a number of Shares computed using the following formula:

                  X        =        Y (A-B)
                                    ------
                                       A

            Where X        =        the number of Option Shares to be issued to such Optionee.

                  Y        =        the number of Option Shares purchasable by such Optionee under this
                                    Option Agreement the rights to which are surrendered pursuant to the Net Exercise.

                  A        =        the Fair Market Value of one Option Share, (as determined by the average bid and ask price (or closing price, as appropriate) per share


                                    of Common Stock as quoted on Nasdaq or other national exchange upon which the Company's Common Stock is quoted).

                  B        =        the  Exercise  Price (as adjusted to the date of such
                                    calculation).

         4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         5. TERM OF OPTION. This Option may be exercised in accordance with the terms of the Employment Agreement.

         6. TERMINATION OF OPTION. The Option shall terminate in accordance with the provisions of the Employment Agreement.

         7. DILUTION PROTECTION.

                  (a) In the event the Company shall (i) declare a dividend on its Common Stock in shares of Common Stock or make a distribution in shares of Common Stock, (ii) declare a stock split or reverse stock split of its outstanding shares of Common Stock; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities (including any such reclassification in connection with a consolidation or merger in which the Company or any of its subsidiaries is the continuing corporation), then the number of shares of Common Stock of the Company deliverable to Optionee hereunder and the exercise price related thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of shares of Common Stock of the Company which the Optionee has the right to receive, upon the happening of any of the events described above, with respect to the shares of the Common Stock which were otherwise deliverable pursuant hereto and the exercise price per share thereof shall be adjusted so that the same percentage of the Company's issued and outstanding shares of capital stock shall remain subject to purchase at the same aggregate exercise price. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event;

                  (b) In the event of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), as a condition to any such consolidation, merger or sale, the Company shall secure the agreement of the surviving corporation or purchaser, in a manner reasonably satisfactory to the Optionee, that the Optionee shall have the right thereafter to convert this Option into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had the Option been exercised immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 7 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Option. The above provisions of this Subsection 7(b) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances. Notice of any such consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Optionee not less than 20 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

                  (c) Whenever the number of Shares or the exercise price of this Option is adjusted pursuant to this paragraph, the Company shall promptly mail by first class mail, postage prepaid, to Optionee, notice of such adjustment or adjustments.

                  (d) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable.

                  (i) If there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                  (ii) If the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                  (iii) If the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         8. AVAILABILITY OF COMPANY STOCK. The Company hereby agrees and covenants that at all times during the Exercise Period it shall reserve for issuance a sufficient number of shares of Common Stock as would be required upon full exercise of the Option represented by this Agreement

         9. APPROVAL OF STOCK OPTION PLAN. The Company intends, at its next Annual Meeting of Shareholders (the "ANNUAL MEETING"), to submit for shareholder consideration and approval its 1997 Stock Option Plan (the "PLAN"). In the event that the Plan is approved by the Company's shareholders, then this Option shall be deemed to be an Incentive Stock Option (within the meaning of the Internal Revenue Code of 1986, as amended, (the "Code") have been granted under and pursuant to the Plan. If, however, the Plan is not so approved at the Annual Meeting, then this Option shall be deemed to be a non-qualified stock option (which means any option which is not an Incentive Stock Option under the Code).

         10. NO RIGHT TO EMPLOYMENT. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate the Optionee's employment at any time, nor confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary (subject, in each case, to the Optionee's Employment Agreement with the Company);

         11. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida.

         12. TERMS OF EMPLOYMENT AGREEMENT TO CONTROL. In the event of any conflict between the terms of this Agreement and the Employment Agreement, the terms of the Employment Agreement shall be deemed to prevail.

         IN WITNESS WHEREOF, this Agreement is executed as of the 1st day of May, 1997.

                                    INTERAMERICAS COMMUNICATION CORPORATION


                                    By: /s/ Patricio E. Northland
                                        -------------------------
                                    Its: President
                                         ------------------------



                                    OPTIONEE:


                                    /s/ Douglas G. Geib II
                                    ----------------------
                                    Douglas G. Geib II

                                    EXHIBIT A

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                                 EXERCISE NOTICE


InterAmericas Communications Corporation
1221 Brickell Avenue
Miami, FL  33131

         1. EXERCISE OF OPTION. Effective as of today, _____________, 199__, the undersigned ("PURCHASER") hereby elects to purchase __________ shares (the "SHARES") of the Common Stock of InterAmericas Communications Corporation (the "COMPANY") under and pursuant to the Stock Option Agreement dated April __, 1997 (the "OPTION AGREEMENT"). The purchase price for the Shares shall be as set forth in the Option Agreement, as adjusted.

         2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares (either in cash, check or through a Net Exercise as defined in the Option Agreement).

         3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

         4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.

         5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. ENTIRE AGREEMENT. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                      Accepted by:
OPTIONEE:                          INTERAMERICAS COMMUNICATIONS CORPORATION


By:                                By:
   --------------------------           ------------------------------
                                   Its:
                                        ------------------------------
Address:
--------

-----------------------------